--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


  July 28, 2003
  -------------
(Date of earliest event reported)

                               FFLC BANCORP, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

                                     FLORIDA
                                     -------
                 (State or other jurisdiction of incorporation)


000-22608                                                             59-3204891
-----------------------                                    ---------------------
(Commission File Number)                                  (IRS Employer
                                                          Identification Number)


800 North Boulevard West, Post Office Box 490420, Leesburg, Florida   34749-0420
-------------------------------------------------------------------   ----------
(Address of Principal Executive Offices)                              (Zip Code)


                                 (352) 787-3311
                                 --------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 9. Regulation FD Disclosure

     FFLC Bancorp, Inc. (Nasdaq: FFLC) announced that it will join over 70 other community banks participating in the 2003 Keefe, Bruyette & Woods 4th Annual Community Bank Investor Conference in New York. The written presentation is available on the Company's website, www.1stfederal.com, under the FFLC Bancorp section, and will remain available through October 31, 2003.

Item 7(c). Exhibits

99.1. Press release of FFLC Bancorp, Inc., dated July 28, 2003.

--------------------------------------------------------------------------------
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

--------------------------------------------------------------------------------


Date:   July 28, 2003

                                                   FFLC Bancorp Inc.
                                    By:            /s/ Stephen T. Kurtz

                                                   -----------------------------
                                    Name:          Stephen T. Kurtz
                                    Title:         President and
                                                   Chief Executive Officer
                                    By:
                                                   /s/ Paul K. Mueller

                                                   -----------------------------
                                    Name:          Paul K. Mueller
                                    Title:         Executive Vice President and
                                                   Chief Financial Officer